SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                   FORM 8-K/A



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934






Date of Report (Date of earliest event reported)          January 26, 1998
                                                   -----------------------


                     PURADYN FILTER TECHNOLOGIES INCORPORATED
             (Exact name of registrant as specified in its charter)


     DELAWARE                        0-29192                    14-1708544
(State or other jurisdiction       (Commission               (I.R.S. Employer
    of incorporation)               File Number)             Identification No.)


3020 High Ridge Road, Suite 100, Boynton Beach, Florida          33426
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:    (561) 547-9499


                               T/F Purifiner, Inc.
          (Former name or former address, if changed since last report)

ITEM 5 - OTHER EVENTS

         On January 26, 1998, the Company entered into a Note Exchange Agreement with Quantum Industrial Partners, LDC pursuant to which the Company issued its 12% Senior Subordinated Convertible Note in the principal amount of $2 million in exchange for the Company's Promissory Note in the original principal amount of $2 million issued pursuant to the Securities Purchase Agreement dated June 19, 1997 between the parties. The original Promissory Note did not provide for a stated rate of interest and was not convertible. The Exchange Note matures on January 1, 2003 and bears interest at the rate of 12% per annum payable in cash quarterly on April 1, July 1, October 1, and January 1 of each year commencing April 1, 1998. The Company has the right, however, at its option, on or prior to any interest payment date to accrue the interest payable and add it to the principal balance of the Exchange Note.

         The Exchange Note is convertible on or prior to the close of business on January 1, 2003 into Common Stock of the Company at the rate of one share of Common Stock for each $2.75 principal amount of the Exchange Note. The Exchange
Note is redeemable by the Company at any time, in whole or in part, at 100% of the principal amount thereof plus accrued and unpaid interest. The Exchange Note is also redeemable at the option of QIP, in whole or in part, at any time on or after the earlier of (i) January 1, 2001 and (ii) the date on which the Company raises cash proceeds aggregating at least $10 million from any transaction or series of transactions involving the sale of debt, equity or assets.

         In addition, the Company entered into a separate Note Purchase Agreement dated as of January 26, 1998 with QIP pursuant to which the Company received additional funding of $500,000 from QIP and issued its 12% Senior Subordinated Convertible Note in that amount. The Note matures on January 1, 2003, bears interest at the rate of 12% per annum and is convertible and redeemable on substantially the same terms and conditions as provided in the Exchange Note. The parties also agreed that the Common Stock into which the Exchange Note and the Note are convertible would have the benefit of the Registration Rights Agreement initially entered into by the parties on June 19, 1997.

         On February 4, 1998, the Company filed a Certificate of Amendment to the Certificate of Incorporation which changed the name of the Company from T/F Purifiner,Inc. to Puradyn Filter Technologies Incorporated.

ITEM 7 - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
         EXHIBITS

(c)      Exhibit:


                  (1) Certificate of Amendment dated February 4, 1998 to
                      Certificate of Incorporation (Exhibit 3.1(a).


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

                  (2) Note Exchange Agreement dated as of January 26, 1998
                      (Exhibit 10.16).

                  (3) 12% Senior Subordinated Convertible Note in the principal amount of $2 million (Exhibit 10.17).

                  (4) Note Purchase Agreement dated as of January 26, 1998
                      (Exhibit 10.18).

                  (5) 12% Senior Subordinated Convertible Note in the principal amount of $500,000 (Exhibit 10.19).

                  (6) Amendment No. 1 to Registration Rights Agreement (Exhibit
                      4.1).


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


                                    SIGNATURE


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           PURADYN FILTER TECHNOLOGIES
                                   CORPORATION


                                              By: /s/Keith T.J. Hart
                                                  -----------------------------
                                                     Keith T.J. Hart, President

February 12, 1998.


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